AMENDED AND RESTATED

EMPLOYMENT AGREEMENT

THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (“Agreement”) is entered into as of this  8th day of September, 2004, by and between Rodney R. Ray (the “Employee”), and  Epic Financial Corporation,  a  Nevada  corporation, (the  “Company”).

W I T N E S S E T H:

The parties agree as follows:

1.

The Company hereby agrees to employ the Employee to render services to the  Company  during  the  Employment  Period,  as  that term is hereinafter defined,  as  President and Chief Executive Officer (CEO) of the Company, he shall also serve in the capacity of President of One4Luck, Inc. (“O4L”), a wholly-owned subsidiary of the Company).  The Employee agrees to be employed  by  the  Company  in  such  capacities  and  agrees  that throughout the Employment  Period he will perform all such duties as shall be necessary for him to  perform  consistent  with his positions or as shall be assigned to him.  The Employee  further  agrees  to  devote  his  best  efforts to the performance and discharge  of  his  duties and responsibilities.  In such capacity, the Employee shall have the power, without prior approval of the Board of Directors of Company (the ”Board”), to incur on behalf of Company any and all business expenses reasonably necessary for the conduct of the Company and its subsidiaries; provided, however, that Employee may not cause the Company or its subsidiaries to issue any debt or equity securities, or any similar ownership interest or obligation, without prior approval of the Board.

2.

The Company  agrees  to  pay Employee, as full compensation for the services  to  be  rendered by the Employee hereunder, and the Employee agrees to accept as full compensation therefore (except as noted in 2(a), (b), (c) and (d)), a salary during the Employment Period at an annualized rate of $120,000.00, which compensation shall be payable in arrears  in  equal  monthly  installments  in accordance with the normal payroll policies  of the Company from time to time in effect, subject to withholding for Federal,  state  and  local  income taxes, FICA, FUTA and other legally required withholding  taxes and contributions.  Provisions for the payment of the first year of such compensation and other compensation to be paid to or provided to the Employee are as follows:

a.

As soon as practicable after the date of this Employment Agreement, the Company shall issue in the name of the Employee an aggregate of one million five hundred thousand (1,500,000) shares of the Company’s common stock (the “First Year Stock”).  The First Year Stock shall represent payment, in full, in advance of the salary (net after payroll tax deductions) due Employee for the first year of the Employment Agreement. The First Year Stock shall be common stock of the Company that has been registered with the Securities and Exchange Commission by means of a Registration Statement on Form S-8 and shall be freely-tradeable, except for those restrictions that might otherwise be applied to such stock as a result of it being owned by an officer or director of the issuer of such stock.  The certificates representing the First Year Stock shall be delivered to, and held by, legal counsel for the Company (the “Escrow Holder”) and shall be delivered to the Employee by the Escrow Holder at the rate of 125,000 shares per month as of the last day of each calendar month for each of the first twelve (12) months of the Employment Period.  During the first year of the Employment Period, the Employee shall enjoy all rights of ownership in the First Year Stock, except for the rights to dispose of or to pledge or encumber the shares of the First Year Stock that remain in the possession of the Escrow Holder.  In the event that the Employee’s employment is terminated during the first year of the Employment Period, all shares of the First Year Stock remaining in the possession of the Escrow Holder shall be immediately delivered to the Employee and the Employee shall maintain all equitable and beneficial rights of ownership in all of such shares; provided that, the termination of the Employee’s employment results for any reason other than those circumstances as set forth in Paragraphs 3(b) (i) (ii), or (iv), below.  In the event that the reasons for the termination of the Employee’s employment results from circumstances described in Paragraphs 3(b)(i), (ii) or (iv), below, the shares of the First Year Stock remaining in the possession of the Escrow Holder shall be deemed forfeited by the Employee and all such forfeited shares shall be returned by the Escrow Holder to the Company for cancellation and reclassification as treasury stock.

b.

The Company shall grant to the Employee certain stock options as further described         in the attached addendum to this Agreement.

c.

Within seven (7) days of the date of this Employment Agreement, the Company shall issue to the Employee two million (2,000,000) shares of its restricted common stock  (the “Incentive Stock”).  The Incentive Stock shall vest at a rate such that 1/12th per month of the total number of shares of Incentive Stock shall be fully vested at the end of each calendar month, commencing as of the date of this Employment Agreement, until all the Incentive Stock shall be vested at the one-year anniversary date of this Employment Agreement.  In the event that the Employee’s employment is terminated during the first year of the Employment Period for any of the reasons set forth in Paragraph 3(b)(i), (ii) or (iv), the shares of the Incentive Stock that have not yet fully vested shall be deemed forfeited and shall be immediately returned by the Employee to the Company for cancellation and reclassification as treasury stock.

d.

After successful completion of the first ninety (90) days of the Employment Period, the Employee shall be entitled to two (2) weeks paid vacation during the first year of the Employment Period, three (3) weeks paid vacation during the second year of the Employment Period and four (4) weeks paid vacation during the third year of the Employment Period.

3.

Employment  Period.

a.

The  "Employment  Period"  hereunder  shall  be deemed to have commenced on August 1, 2004 and  shall terminate three (3) years from the date thereof, which  is  July 31, 2007.

b.

Notwithstanding  paragraph  3(a),  the Employment Period, and the Employee's  employment hereunder, shall terminate on such earlier date  on  which  any  of  the  following  events  occurs:

i.

the  death  of  the  Employee,

ii.

the  resignation  of  the  Employee,

iii.

the  termination  by the Board of the Employee's employment with  the Company for disability (as hereinafter defined in (c)), or

iv.

the  termination  by  the Board of the Employee's employment with the Company, upon fifteen (15) days' prior written notice to the  Employee  hereunder, for cause (as hereafter defined in (d).

c.

The  term  “disability,”  as  used  herein  with  respect  to the termination  of the Employee's employment with the Company, shall mean  the  Employee's  inability  to  perform  effectively  the substantial  portion  of his duties hereunder because of physical or  mental disability for a cumulative period of 180 days in any consecutive  twelve  month  period  during the Employment Period.

d.

The  term “cause,” as used herein with respect to the termination of  the Employee's employment with the Company, shall mean any of the  following:  (i) willful and persistent failure or refusal to perform  material,  significant and appropriate obligations under this  Agreement, with proper written notice having been given and time to make corrections; (ii) the conviction of the Employee for any  felony; any other action of the Employee that is reported in the  general  or  trade  press  or  otherwise  achieves a general notoriety,  involving  conduct  that  is  illegal,  immoral  or scandalous,  and  that  materially  reduces  the  value  of  the Employee's services and significantly discredits the Employee and the  Company's  business.

e.

In the event that the Employee’s employment and the Employment Period is terminated for any reason other than those described in (i), (ii) or (iv), above, then the Company  shall pay to Employee, within five (5) days of such termination, either in cash and/or in the equivalent value securities of the Company, at the sole option of the Employee, an aggregate amount equivalent to that amount allowed as a deduction under Internal Revenue Code Section 280(g), i.e., three times (3x) the total average base amount of compensation (base salary plus guaranteed stock or cash bonuses) paid, or required to be paid, to the Employee during the five (5) years immediately prior to the date of the termination of employment.

4.

The compensation provided for hereunder shall be exclusive of and in addition to  any benefits which may become available to the Employee, and which shall  become  available to the Employee, when and as the same becomes available to  other  employees  of  the  Company  according  to  his  and their respective positions  under,  and pursuant to the terms of, any stock option, pension plan, group  life  insurance  plan,  hospitalization  plan,  medical  services  plan, disability  plan  or any other employee benefit plan, program or policy provided by  the Company during the Employment Period.

5.

The  Company  agrees  to  reimburse  the Employee for all reasonable travel,  entertainment  and  other  expenses  which are incurred by the Employee during  the  Employment  Period  in  connection  with  the  performance  of  the Employee's  duties  hereunder,  provided that the general scope of such expenses are  approved  by  the  Board  in  advance  and  such  expenses are itemized and presented  to the Company in writing in a form then prescribed by the Company in its  general  policies  relating to reimbursement of employee business expenses.  The Company agrees to pay the Employee and additional $500.00 (five hundred) per month (non-taxable to the Employee), in arrears, to compensate for miscellaneous expenses such as home office expenses, travel expenses, etc.

6.

All  notices  and  other  communications hereunder shall be given in writing  by  hand  delivery  or  by registered or certified mail, return receipt requested,  postage  prepaid,  addressed to the party to receive the same at its respective address set forth below, or at such other address as may from time to time  be  designated  by  either party to the other hereunder in accordance with this  Section:

     If  to  the  Employee:

Rodney R. Ray

1587 E. Cromwell Avenue

Fresno, CA 93720

     If  to  the  Company:

Epic Financial Corporation

7080 N. Whitney Avenue

Suite 101

Fresno, CA 93720

All such notices and communications hereunder shall be effective and deemed given, if mailed, when delivered, as evidenced by the acknowledgment of receipt issued  with  respect  thereto  by  the  applicable  postal authorities, and, if delivered  by  hand, when received, as evidenced by the signed acknowledgment of receipt  of  the  person  to  whom  such notice or communication shall have been addressed.

7.

This Agreement  constitutes  the  entire  agreement  of the parties hereto  with  respect to the Employee's employment by the Company and supersedes and  terminates  all  prior  agreements,  arrangements  and policies between the Employee  and  the  Company, as well as all of it's majority owned subsidiaries, with  respect  to  the  subject  matter  hereof.

8.

No  failure  by  either  party  hereto  to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single  or  partial exercise of any right hereunder by either party preclude any other  or  future  exercise  of  that right or any other right hereunder by that party.

9.

In  case any one or more of the provisions of this Agreement should be  found  to be invalid, illegal or unenforceable in any respect, the validity, legality  and  enforceability of the remaining provisions contained herein shall not  in  any  way  be  affected  or  impaired  thereby.

10.

This  Agreement,  and the respective rights, duties and obligations of  the parties hereunder, shall be governed by and construed in accordance with the  laws  of  the  State  of  California.

11.

The  rights  and  benefits  of  this  Agreement  shall inure to the benefit  of,  and  be enforceable by, the Company's successors and assigns.  The rights and obligations of the Employee under this Agreement may only be assigned with  the  prior  written  consent  of  the  Company.

12.

This  Agreement may not be amended, terminated or superseded except by  an  agreement  in  writing,  executed  by  the  Company  and  the  Employee.

13.

The  Employee  hereby  acknowledges  that,  in  connection with his review  of  the  terms  and  conditions  of  this  Agreement, including, without limitation,  the undertakings, restrictions and waivers set forth herein, he has had  the  opportunity to consult with and be represented by his own counsel, who may  advise  him concerning the execution and delivery of this Agreement by him.

IN  WITNESS  WHEREOF,  the  parties hereto have caused this Agreement to be duly  executed  on  the  date  first  above  written.

EPIC FINANCIAL CORPORATION

By:  /s/ Rodney R. Ray

        Rodney R. Ray, President

/s/ Rodney R. Ray

RODNEY R. RAY

ADDENDUM TO EMPLOYMENT AGREEMENT

STOCK  OPTION  AGREEMENT

THIS  STOCK  OPTION  AGREEMENT is made and entered into on September 8, 2004, by and  between  Epic Financial Corporation (“Company”), and Rodney R. Ray, an individual  and  officer of the Company (referred to herein as the “Optionee”), with  reference  to  the  following  recitals  of  facts:

WHEREAS,  the  Company  desires  to  grant  the  Optionee  a  stock  option (“Option”) to purchase shares of common stock of the Company (the “Shares”) upon the  terms  and  conditions  hereinafter  stated;  and

NOW,  THEREFORE, in consideration of the covenants herein set forth, the parties hereto  agree  as  follows:

1.

Shares;  Price.  The  Company hereby grants to Optionee the right to purchase,  upon  and  subject  to  the  terms  and conditions herein stated, a total of two million  (2,000,000)  Shares  for cash at the following prices:

500,000 at $0.25 per share

1,000,000 at $0.50 per share

500,000 at $1.00 per share

2.

Term  of Option.  These Options shall vest one (1) year from the date hereof and shall expire, and all rights hereunder to  purchase  the  Shares shall terminate three (3) years from the date hereof, unless earlier  terminated  pursuant to  Paragraphs  5  and  6  hereof  .

3.

Exercise.  This Option shall be exercised by delivery to the Company of (a) a written notice of exercise stating the number of Shares being purchased (in whole  shares  only)  and  such  other information set forth on the form of Notice  of  Exercise  attached  hereto as Appendix A, (b) a check or cash in the amount  of  the purchase price of the Shares covered by the notice.  Upon any exercise of the Option, the Shares shall be issued shall be issued pursuant to an exemption from registration under the Securities Act of 1933 (the “1933 Act”) and from registration under any and applicable state securities laws.  The certificates representing the Shares shall bear the restrictive legend set forth in Rule 144 of the Rules and Regulation of the 1933 Act and any appropriate legend required under applicable state securities laws.

4.

Termination of Employment or Engagement.  If Optionee shall cease to serve  as  an  employee  of  the  Company for any reason, whether voluntarily or involuntarily,  other  than  by the conclusion of the term of Optionee's written employment agreement, then all remaining unvested Options shall immediately vest and the Optionee shall retain all rights set forth herein for the Options.

5.

Recapitalization. The number of Shares covered by this Option, shall not be  proportionately  adjusted for any increase or decrease in the number of issued  Shares  resulting  from  a subdivision or consolidation of shares or the payment  of a stock dividend, or any other increase or decrease in the number of such  shares  affected without receipt of consideration by the Company; provided however  that  the conversion of any convertible securities of the Company shall not be  deemed  having  been  “effected without receipt of consideration by the Company.”  The exercise  price of this Option shall not be adjusted upon such a subdivision  or  consolidation of the shares. The number of such Shares shall be increased/decreased  on  a  pro  rata  basis in accordance with any stock split, provided,  however, the amount of options shall not be reduced by more than  20% of  the  amount  issued  under  this option and under no circumstances shall the exercise  price  of  this  option  be  adjusted.

6.

Reorganization.  In  the  event  of  a  proposed  dissolution  or  liquidation of the Company,  a  merger  or  consolidation in which the Company is not the surviving entity, entity, or a sale of all or substantially all of the assets of the Company, all options granted herein shall immediately vest and be exercisable. Subject to any required  action by the stockholders of the Company, if the Company shall be the surviving  entity  in  any merger or consolidation, this Option thereafter shall pertain  to and apply to the securities to which a holder of Shares equal to the Shares  subject to this Option would have been entitled by reason of such merger or  consolidation,  and  the  vesting  provisions of Section 3 shall continue to apply.

IN  WITNESS  WHEREOF, the parties hereto have executed this Agreement as of the date  first  above  written.

EPIC FINANCIAL CORPORATION

By:  /s/ Rodney R. Ray

        Rodney R. Ray, President

/s/ Rodney R. Ray

RODNEY R. RAY